EXHIBIT 24


                               POWER OF ATTORNEY


     WHEREAS, Cellco Partnership d/b/a Verizon Wireless, sole member of Verizon Wireless of Georgia LLC, general partner of Verizon Wireless of the East LP (hereinafter referred to as the Company), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K relating to the Company's fiscal year ended December 31, 2002.

     NOW, THEREFORE, the undersigned hereby appoints Dennis F. Strigl and Andrew N. Halford, acting jointly, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Annual Report on Form 10-K as such persons so acting deem appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting jointly, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 2003.


                                                     /s/ Lawrence T. Babbio
                                                     ----------------------
                                                     Lawrence T. Babbio

                               POWER OF ATTORNEY


     WHEREAS, Cellco Partnership d/b/a Verizon Wireless, sole member of Verizon Wireless of Georgia LLC, general partner of Verizon Wireless of the East LP (hereinafter referred to as the Company), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K relating to the Company's fiscal year ended December 31, 2002.

     NOW, THEREFORE, the undersigned hereby appoints Dennis F. Strigl and Andrew N. Halford, acting jointly, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Annual Report on Form 10-K as such persons so acting deem appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting jointly, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 2003.


                                                     /s/ Christopher C. Gent
                                                     -----------------------
                                                     Christopher C. Gent

                               POWER OF ATTORNEY


     WHEREAS, Cellco Partnership d/b/a Verizon Wireless, sole member of Verizon Wireless of Georgia LLC, general partner of Verizon Wireless of the East LP (hereinafter referred to as the Company), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K relating to the Company's fiscal year ended December 31, 2002.

     NOW, THEREFORE, the undersigned hereby appoints Dennis F. Strigl and Andrew N. Halford, acting jointly, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Annual Report on Form 10-K as such persons so acting deem appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting jointly, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 2003.


                                                  /s/ Kenneth J. Hydon
                                                  --------------------
                                                  Kenneth J. Hydon

                               POWER OF ATTORNEY


     WHEREAS, Cellco Partnership d/b/a Verizon Wireless, sole member of Verizon Wireless of Georgia LLC, general partner of Verizon Wireless of the East LP (hereinafter referred to as the Company), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K relating to the Company's fiscal year ended December 31, 2002.

     NOW, THEREFORE, the undersigned hereby appoints Dennis F. Strigl and Andrew N. Halford, acting jointly, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Annual Report on Form 10-K as such persons so acting deem appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting jointly, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of March, 2003.


                                                 /s/ Tomas Isaksson
                                                 ------------------
                                                 Tomas Isaksson

                               POWER OF ATTORNEY


     WHEREAS, Cellco Partnership d/b/a Verizon Wireless, sole member of Verizon Wireless of Georgia LLC, general partner of Verizon Wireless of the East LP (hereinafter referred to as the Company), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K relating to the Company's fiscal year ended December 31, 2002.

     NOW, THEREFORE, the undersigned hereby appoints Dennis F. Strigl and Andrew N. Halford, acting jointly, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Annual Report on Form 10-K as such persons so acting deem appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting jointly, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of March, 2003.


                                                  /s/ Ivan G. Seidenberg
                                                  ----------------------
                                                  Ivan G. Seidenberg

                               POWER OF ATTORNEY


     WHEREAS, Cellco Partnership d/b/a Verizon Wireless, sole member of Verizon Wireless of Georgia LLC, general partner of Verizon Wireless of the East LP (hereinafter referred to as the Company), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K relating to the Company's fiscal year ended December 31, 2002.

     NOW, THEREFORE, the undersigned hereby appoints Dennis F. Strigl and Andrew N. Halford, acting jointly, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Annual Report on Form 10-K as such persons so acting deem appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting jointly, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 2003.


                                                   /s/ Doreen A. Toben
                                                   -------------------
                                                   Doreen A. Toben